                                                                   Exhibit 10.42


                              REINSURANCE AGREEMENT



                                     BETWEEN



                            SAFETY INSURANCE COMPANY
                       SAFETY INDEMNITY INSURANCE COMPANY



                                       AND



                            THE HARTFORD STEAM BOILER
                        INSPECTION AND INSURANCE COMPANY



                                REF. NO. 2000-004
                               TREATY NO. 1000356

















                           Effective February 1, 2000


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

                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


                              REINSURANCE AGREEMENT

                      (hereinafter called the "Agreement")

                                     between

                            SAFETY INSURANCE COMPANY
                       SAFETY INDEMNITY INSURANCE COMPANY

                       (hereinafter called the "Company")

                                       and

           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY

                      (hereinafter called the "Reinsurer")



                          EQUIPMENT BREAKDOWN COVERAGE

ARTICLE 1 - BUSINESS COVERED

By this Agreement, the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept as reinsurance 100% of the Equipment Breakdown liability of the Company on each risk insured under Equipment Breakdown Coverage Endorsement, Form No. SBM 001 11/99, attached to the Company's Businessowners policy, effective as respects Accidents occurring during the term of this Agreement under new and renewal policies becoming effective on or after the effective date of this Agreement.

ARTICLE 2 - LIMIT OF LIABILITY

The Reinsurer's liability shall not exceed $25,000,000 for any one Accident.

ARTICLE 3 - TERRITORY

This Agreement shall only apply to policies covering property located within the territorial limits of the United States of America, including its territories and possessions, and Puerto Rico.

ARTICLE 4 - FORMS, RATES AND RULES

Reinsurance will be provided only in accordance with forms, rates and rules mutually acceptable to the Company and the Reinsurer.

ARTICLE 5 - DEFINITIONS

A. The term "Equipment Breakdown" as used herein means coverage provided under the Company's Businessowners policies by the addition of the Equipment Breakdown


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


         Coverage Endorsement, Form No. SBM 001 11/99, except as otherwise excluded under ARTICLE 6, EXCLUSIONS.

B. For the purposes of this Agreement, the term "Accident" shall follow the definition set forth under the Equipment Breakdown Coverage Endorsement, Form No. SBM 001 11/99.

C. The term "policies" as used herein means the Company's binders and policies providing insurance on the risks reinsured under this Agreement.

ARTICLE 6 - EXCLUSIONS

This Agreement does not apply to and specifically excludes:

A.       Risks not eligible for the Company's Businessowners program.

B. Loss or damage caused by or resulting from any of the following causes of loss:

         (1) Fire (including fire resulting from an Accident); or water or other means used to extinguish a fire.

         (2) Explosion of gas or unconsumed fuel within the furnace of any boiler or fired vessel or within the passages from that furnace to the atmosphere.

         (3)      Collision or upset.

         (4) Flood, surface water, waves, tides, tidal waves, overflow of any body of water, or their spray, all whether driven by wind or not, except for the cost of drying out electrical equipment.

         (5) Any earth movement, including but not limited to earthquake, subsidence, sinkhole collapse, landslide, mudslide, earth sinking, tsunami or volcanic action.

C. Loss or damage caused by or resulting from any of the following causes of loss, only to the extent that coverage for loss or damage from that cause of loss is provided by the property policy if Equipment Breakdown coverage had not been added:

         (1) Lightning; explosion (except for steam or centrifugal explosion); windstorm or hail; smoke; aircraft or vehicles; riot or civil commotion; vandalism; or sprinkler leakage.

         (2) Breakage of glass; falling objects; weight of snow, ice or sleet; freezing (caused by cold weather); collapse; or molten material.

         (3) Water damage (including water damage resulting from an Accident).

D.       Loss or Damage to property in transit.


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


E. War risk, bombardment, invasion, insurrection, rebellion, revolution, civil war, military or usurped power, or confiscation by order of any government or public authority, as excluded under the Company's Businessowners policies.

F. The Company's liability as a member, subscriber or reinsurer of any pool, syndicate, association or other combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas.

G. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fluid, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part.

H.       Nuclear risk:

         (1) This reinsurance does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of Paragraph (1) above, it is understood and agreed that this reinsurance does not cover loss caused by or resulting from nuclear reaction or radiation, or radioactive contamination, however caused, even though any other cause or event contributes concurrently or in any sequence to the loss. However, it is agreed that loss arising out of the use of radioactive isotopes in any form is not hereby excluded from any reinsurance protection.

ARTICLE 7 - OTHER PROVISIONS

The Reinsurer shall have the right to inspect each risk reinsured hereunder, and shall perform jurisdictional inspections required by state or municipal boiler and pressure vessel regulations on said risks. If any inspection discloses an insured object which is found to be in, or exposed to, a dangerous condition, the inspector may suspend coverage on such insured object in accordance with the provisions of the policy.

ARTICLE 8 - TERM AND TERMINATION

This Agreement shall become effective on February 1, 2000 and shall continue in force until terminated. This Agreement may be terminated by either party giving the other six months prior


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


notice in writing; provided that the Reinsurer shall continue to be bound hereunder for the balance of the term of all policies of insurance written by the Company which remain in force on the termination date of this Agreement.

ARTICLE 9 - CLAIMS

A. The Company will give the Reinsurer notice as soon as practicable of any claim or loss arising under coverages subject to this Agreement. The Reinsurer shall advise the Company of its estimate of each such claim or loss, and keep the Company advised of any change in such estimate.

B. The Reinsurer at its expense will investigate, negotiate and enter into settlement agreements or defend all such claims and losses in accordance with the terms of the coverage subject to this Agreement, and shall defend and hold harmless the Company against any suit brought solely under coverages subject to this Agreement; provided that the Company may at its own expense participate in any such investigation, negotiation, settlement or defense.

C. In the event of a settlement by the Reinsurer of a claim or loss arising under coverages subject to this Agreement, the Company will, pursuant to said settlement, make payment directly to the Insured, under the coverages subject to this Agreement. Upon making such payment, and when requested by the Reinsurer, the Company will secure its subrogation rights under the terms of the coverage subject to this Agreement and will then assign such subrogation rights to the Reinsurer.

D. In the event of a claim or loss involving coverages subject to this Agreement and coverages not subject to this Agreement:

         (1) The Company shall join the Reinsurer in the investigation, adjustment, negotiation, settlement or defense of all such claims and losses.

         (2) Court costs, interest on judgments, and the cost of defense, including attorneys' fees, which arise in connection with any investigation, adjustment, negotiation, settlement or defense of such claims or losses, shall be apportioned between the Company and the Reinsurer in proportion to their respective liabilities as finally determined or as mutually agreed upon.

         (3) The Company and the Reinsurer agree that Equipment Breakdown coverage will not be considered "primary" or "specific" and that the "Guiding Principles" in use at such time shall apply to all such claims or losses to the extent to which such "Guiding Principles" are applicable. This Paragraph shall not apply and the Reinsurer agrees to be primary on Perishable Goods and Computer Equipment Coverage resulting from an Accident as covered under the Equipment Breakdown Endorsement in the Company's policy.


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


ARTICLE 10 - INDEMNIFICATION AND DEFENSE

Each party hereto agrees to indemnify and defend the other party hereto against any and all claims for loss, liability or damage arising out of or in connection with the acts or omissions of employees and servants of such indemnifying party, when such acts or omissions result from or are incidental to activities and services conducted solely in connection with policies issued by the Company and reinsured, in whole or in part, by the Reinsurer. This undertaking shall apply irrespective of any limit of liability stated in this Agreement.

ARTICLE 11 - REINSURANCE PREMIUM

A. For the period from February 1, 2000 through January 31, 2001, the Company shall pay to the Reinsurer 4.05% of the Company's Net Premiums Written. The term "Net Premiums Written" as used herein means the Businessowners gross package premiums, plus additional premiums less cancellations and return premiums.

B. The rate for each subsequent twelve-month period shall be mutually agreed upon.

ARTICLE 12 - REPORTS AND REMITTANCES

A. Within 30 days after the close of each month, the Company shall report to the Reinsurer the Net Premiums Written during that month and the Reinsurance premium as calculated in accordance with ARTICLE 11. Payment will be immediately due and payable by the debtor party.

B. Within 30 days after the close of each month, the Reinsurer shall report to the Company all losses authorized during that month by the Reinsurer pursuant to ARTICLE 9, CLAIMS. All such losses are to be individually listed and identified. The balance shall become immediately due and payable thereafter by the Reinsurer.
C. The Company shall periodically furnish the Reinsurer such reports and information relating to the policies reinsured hereunder, as may be reasonably required for inspection, loss control and loss adjustment activities.

D. Within 30 days after the close of each calendar quarter, the Company shall report to the Reinsurer the ceded unearned premiums and ceded outstanding loss reserves as of the end of the calendar quarter.

E. Each party shall furnish the other such figures as may be required for financial statement purposes.

ARTICLE 13 - ARBITRATION

A. In the event a disagreement arises over a loss which the Company and the Reinsurer agree is covered by a policy issued by the Company and reinsured by the Reinsurer with respect to coverages subject to this Agreement, and further agree with the Insured in writing as to the amount of loss payable under the policy, but disagree as to what


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


         proportion of such insured loss each shall pay, such loss shall be settled by payment of the full amount thereof to the Insured, the Company and the Reinsurer each to contribute the sum for which it admits liability plus an amount equal to one-half (1/2) of the amount of loss which is in disagreement. A final determination of the apportionment of the loss shall then be made in accordance with the arbitration provisions of this Article.

B. All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the decision of a board of arbitration of the American Arbitration Association consisting of two arbitrators, one to be chosen by each party and in the event of the arbitrators failing to agree, to the decision of any umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired officers of property or casualty insurance or reinsurance companies. If either of the parties fails to appoint an arbitrator within sixty days after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire, within sixty days of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either party be appointed by any court of competent jurisdiction.

C. The applicant shall submit its case within sixty days after the appointment of the board of arbitration, and the respondent shall submit its reply within sixty days after receipt of the claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of evidence. They shall settle any dispute under this Agreement according to an equitable rather than a strictly legal interpretation of its terms and their decision shall be final and not subject to appeal. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction.

D. Each party shall bear the expenses of its arbitrator and shall jointly and equally share with the other the expense of the umpire and of the arbitration.

E.       This Article shall survive the termination of this Agreement.

ARTICLE 14 - INSOLVENCY

A. In the event of the insolvency of the Company, reinsurance due under this Agreement shall be payable, with reasonable provision for verification, on the basis of liability of the Company under policies reinsured without diminution because of the inability of the Company to pay all or part of any such claims. Such payments by the Reinsurer shall be made directly to the Company or its liquidator, receiver, or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, and where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies arid in substitution for the obligations of the Company to such payees.

B. It is agreed, however, that the liquidator, receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


         insolvent Company on the policy or policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company.

ARTICLE 15 - ACCESS TO RECORDS

The Reinsurer or its designated representatives shall have access at any and all reasonable times during the term of this Agreement (or after its termination for open items) to such books and records of the Company, wherever located, as shall reflect premium and loss transactions of the Company for the purpose of obtaining any and all information concerning this Agreement or the subject matter hereof.

ARTICLE 16 - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


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                                                               REF. NO. 2000-004
                                                              TREATY NO. 1000356


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, in duplicate, in Boston, Massachusetts, this 27th day of December, 1999.

                        SAFETY INSURANCE COMPANY
                        SAFETY INDEMNITY INSURANCE COMPANY


                        By: /s/ Edward N. Patrick, Jr.
                           -----------------------------------------------------


                        Attest: /s/ Robert Ireland
                               -------------------------------------------------


And in Hartford, Connecticut, this 20th day of December, 1999.

                        THE HARTFORD STEAM BOILER INSPECTION AND
                        INSURANCE COMPANY


                        By: /s/ Marilyn J. Shulz
                           -----------------------------------------------------
                           Marilyn J. Schulz, Assistant Vice President


                        Attest: /s/ Jill R. Howes Chomowicz
                               -------------------------------------------------
                               Jill R. Howes Chomowicz, Assistant Vice President


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                                                            REF. NO. 2000-004-01
                                                              TREATY NO. 1000356


                                 ADDENDUM NO. 1
                        ATTACHED TO AND FORMING A PART OF
                            THE REINSURANCE AGREEMENT

                    (hereinafter referred to as "Agreement")

                                     between

                            SAFETY INSURANCE COMPANY
                       SAFETY INDEMNITY INSURANCE COMPANY

                   (hereinafter referred to as the "Company")

                                       and

           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY

                  (hereinafter referred to as the "Reinsurer")



IT IS UNDERSTOOD AND AGREED that, effective February 1, 2001, the following amendment is made to the Agreement to which this Addendum attaches:

         1. ARTICLE 11, REINSURANCE PREMIUM, is hereby amended to read as follows:

                  "A. For policies attaching during the period from February 1, 2001 through January 31, 2002, the Company shall pay to the Reinsurer 4.05% of the Company's Net Premiums Written. The term 'Net Premiums Written' as used herein means the Businessowners gross package premiums, plus additional premiums less cancellations and return premiums.

                  B. The rate set forth in Paragraph A shall be subject to annual review, and shall be automatically renewed for each subsequent twelve month period unless amended by mutual agreement."

All other terms and conditions of this Agreement remain unchanged and apply with full force and effect.


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                                                            REF. NO. 2000-004-01
                                                              TREATY NO. 1000356



IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed, in duplicate, in Boston, Massachusetts, this 10th day of July, 2001.

                        SAFETY INSURANCE COMPANY
                        SAFETY INDEMNITY INSURANCE COMPANY


                        By: /s/ Edward N. Patrick, Jr.
                           -----------------------------------------------------


                        Attest: /s/ Robert Ireland
                               -------------------------------------------------


And in Hartford, Connecticut, this 12th day of June, 2001.

                        THE HARTFORD STEAM BOILER INSPECTION AND
                        INSURANCE COMPANY


                        By: /s/ Marilyn J. Shulz
                           -----------------------------------------------------
                           Marilyn J. Schulz, Assistant Vice President


                        Attest: /s/ [ILLEGIBLE]
                               -------------------------------------------------


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                                                            REF. NO. 2000-004-02


                                 ADDENDUM NO. 2
                        ATTACHED TO AND FORMING A PART OF
                            ThE REINSURANCE AGREEMENT

                    (hereinafter referred to as "Agreement")

                                     between

                            SAFETY INSURANCE COMPANY
                       SAFETY INDEMNITY INSURANCE COMPANY

                   (hereinafter referred to as the "Company")

                                       and

           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY

                  (hereinafter referred to as the "Reinsurer")



IT IS UNDERSTOOD AND AGREED that, effective June 1, 2001, the following amendments are made to the Agreement to which this Addendum attaches.

         1. Business Covered under this Agreement is extended to include the Equipment Breakdown liability of the Company under its Businessowners policies to which the Equipment Breakdown Endorsement, Form No. SBM 001 06 01, or subsequent editions thereof, is attached, and tender its Commercial Package policies to which the Equipment Breakdown Endorsement, Form No. SEB 012 0601, or subsequent editions thereof, is attached.

         2. Wherever referenced in this Agreement, Treaty No. 1000356 shall apply only with respect to Businessowners policies. Treaty No. 1000494 is hereby added and shall apply with respect to Commercial Package policies.

         3.       ARTICLE 5, DEFINITIONS are hereby amended to read as follows:


                  "A. The term 'Equipment Breakdown' as used herein means coverage provided under the Company's Businessowners policies by the addition of the Equipment Breakdown Coverage Endorsement, Form No. SBM 001 11/99 or SBM 001 06 01, or subsequent editions thereof, or under the Company's Commercial Package policies by the addition of the Equipment Breakdown Coverage Endorsement, Form No. SEB 012 06 01, or subsequent editions thereof, whichever is applicable, except as otherwise excluded under ARTICLE 6, EXCLUSIONS.

                  B. For the purposes of this Agreement, the term 'Accident' shall follow the definition set forth under the Equipment Breakdown Coverage


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                                                            REF. NO. 2000-004-02


                           Endorsement, Form No. SBM 001 11/99, SBM 001 06 01, or SEB 012 06 01, or subsequent editions thereof, whichever is applicable, except as otherwise excluded under ARTICLE 6, EXCLUSIONS.

                  C. The term 'policies' as used herein means the Company's binders and policies providing insurance on the risks reinsured under this Agreement.

                  D. The term 'Referral Risks' as used herein means any risk which requires referral to the Reinsurer as set forth in Exhibit A - Referral Guidelines."

         4.       Paragraph A of ARTICLE 6, EXCLUSIONS, is hereby deleted.

         5. ARTICLE 7, OTHER PROVISIONS, is hereby amended to read as follows:

                  "A. The Reinsurer shall have the right to inspect each risk reinsured hereunder, and shall perform jurisdictional inspections required by state or municipal boiler and pressure vessel regulations on said risks. If any inspection discloses an insured object which is found to be in, or exposed to, a dangerous condition, the inspector may suspend coverage on such insured object in accordance with the provisions of the policy.

                  B. Referral Risks shall be submitted to the Reinsurer and the Reinsurer shall issue a reinsurance quotation to the Company defining specifically the terms and conditions for Equipment Breakdown coverage and the reinsurance premium for each such risk. To the extent that said reinsurance quotation modifies any terms, conditions or exclusions in this Agreement, the terms, conditions or exclusions set forth in the reinsurance quotation shall apply to such risk."

         6. Paragraph D(3) of ARTICLE 9, CLAIMS, is hereby amended to read as follows:

                  "(3) The Company and the Reinsurer agree that Equipment Breakdown coverage will not be considered 'primary' or 'specific' and that the 'Guiding Principles' in use at such time shall apply to all such claims or losses to the extent to which such 'Guiding Principles' are applicable. This Paragraph shall not apply and the Reinsurer agrees to be primary on Spoilage, Computer Equipment Coverage and Data Restoration resulting from an Accident as covered under the Equipment Breakdown Endorsement in the Company's policy."

         7.       ARTICLE 11, REINSURANCE PREMIUM, is hereby amended as follows:


                  "A. For Businessowners policies attaching during the period from February 1, 2001 through January 31, 2002, the Company shall pay to the Reinsurer 4.05% of the Company's Net Premiums Written. The term 'Net Premiums Written' as used herein means the Businessowners gross package premiums, plus additional premiums less cancellations and return premiums.


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                                                            REF. NO. 2000-004-02


                  B. For Commercial Package policies attaching during the period from June 1, 2001 through May 31, 2002, the Company shall pay to the Reinsurer 6.94% of the Company's Net Premiums Written. The term 'Net Premiums Written' as used herein means the Commercial Package gross property policy premiums, plus additional premiums less cancellations and return premiums.

                           Said rate shall be subject to an additional surcharge for increased sublimits in accordance with the following table:


                          COMPUTER AND     HAZARDOUS      EXPEDITING
    SUBLIMIT  SPOILAGE  DATA RESTORATION   SUBSTANCES       EXPENSES       CFC'S
    --------  --------  ----------------   ----------     ----------       -----
    $50,000      2%          1.5%            2.5%             1%           2.5%
    $10,000      4%           2%             4.5%             2%           3.5%


                  C. The rates set forth in Paragraphs A and B shall be subject to annual review, and shall be automatically renewed for each subsequent twelve month period unless amended by mutual agreement.

                  D. For policies covering Referral Risks, the Company shall pay to the Reinsurer 100% of the reinsurance premium as set forth in the reinsurance quotation by the Reinsurer accepted by the Company.

                  E. In the event Special Acceptances are covered hereunder as set forth in ARTICLE 21, SPECIAL ACCEPTANCES, the Company shall pay to the Reinsurer the reinsurance premium agreed upon for said Special Acceptances."

         8. Paragraph A of ARTICLE 12, REPORTS AND REMITTANCES, is hereby amended to read as follows:

                  "A. Within 30 days after the close of each month, the Company shall report to the Reinsurer the Net Premiums Written during that month and the Reinsurance Premium written during that month as calculated in accordance with ARTICLE 11. The report will be accompanied by a bill or credit memorandum showing gross balance due less ceding commissions. The balance of this bill or credit memorandum shall be immediately due and payable thereafter by the debtor Party."

         9.       The following Articles are hereby added to the Agreement:

                  "ARTICLE 20 - CEDING COMMISSION


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                                                            REF. NO. 2000-004-02

                  A. As respects the reinsurance premium for Businessowners or Commercial Package policies other than Referral Risks, no ceding commission shall be allowed.

                  B. As respects the reinsurance premium for Referral Risks, the Reinsurer shall allow the Company a ceding commission of 30% of each policy's gross Equipment Breakdown premium ceded under this Agreement, unless otherwise agreed upon by both parties for specific policy forms or particular accounts.

                  ARTICLE 21 - SPECIAL ACCEPTANCES

                  Business which is not within the scope of this Agreement may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all terms, conditions and limitations of this Agreement except as modified by the special acceptance."

All other terms and conditions of the Reinsurance Agreement to which this Addendum is attached are unchanged and apply with full force and effect to the business covered by this Addendum.


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

                                                            REF. NO. 2000-004-02



IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed, in duplicate, in Boston, Massachusetts, this 10th day of July, 2001.

                        SAFETY INSURANCE COMPANY
                        SAFETY INDEMNITY INSURANCE COMPANY


                        By: /s/ Edward N. Patrick, Jr.
                           -----------------------------------------------------


                        Attest: /s/ Robert Ireland
                               -------------------------------------------------


And in Hartford, Connecticut, this 12th day of June, 2001.

                        THE HARTFORD STEAM BOILER INSPECTION AND
                        INSURANCE COMPANY


                        By: /s/ Marilyn J. Shulz
                           -----------------------------------------------------
                           Marilyn J. Schulz, Assistant Vice President


                        Attest: /s/ [ILLEGIBLE]
                               -------------------------------------------------


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

                                                            REF. NO. 2000-004-02


                         EXHIBIT A - REFERRAL GUIDELINES
                        ATTACHED TO AND FORMING A PART OF
                            THE REINSURANCE AGREEMENT

                                     between

                            SAFETY INSURANCE COMPANY
                       SAFETY INDEMNITY INSURANCE COMPANY

                                       and

                            THE HARTFORD STEAM BOILER
                        INSPECTION AND INSURANCE COMPANY


Risks that meet any one of the following criteria must be referred to the Reinsurer for a reinsurance quotation.

         - Any risk that has a location with a Total Insured Value (Building, Business Personal Property and Business Income) greater than: Owner: $20,000,000 or Tenant: $10,000,000.

         - Any risk that has a location in a Printing occupancy with a Total Insured Value greater than $5,000,000.

         - Any risk, regardless of occupancy or value, with any sublimit for Equipment Breakdown that exceeds the following amounts.

                  -        $25,000 as respects the following coverages for
                           Businessowners:
                           Expediting Expenses
                           Hazardous Substances
                           Spoilage
                           Computer Equipment
                           CFC Refrigerants

                  - $100,000 as respects the following coverages for Commercial Package:
                           Expediting Expenses
                           Hazardous Substances
                           Spoilage
                           Computer Equipment
                           CFC Refrigerants

         - Any risk, regardless of occupancy or value, which is engaged in the generation of power, other than emergency back-up power.


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

                                                            REF. NO. 2000-004-02

         - Any risk that has a location in an occupancy group specified in the Reinsurance Proposal as risks that must be referred to the Reinsurer for underwriting, including but not limited to the occupancies listed below.

                  -        Cement Manufacturing

                  -        Electronics Manufacturing

                  -        Heavy Manufacturing

                  -        Lumber & Wood Products Manufacturing

                  -        Primary Metals Manufacturing

                  -        Plastics Manufacturing

                  -        Pulp & Paper Manufacturing

                  -        Rubber Manufacturing

                  -        Chemicals/Oil/Gas Manufacturing, Extraction

                  -        Mining


Ex10.42